SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          AUGUST 15, 2002
                                                 -------------------------------


                           ARLINGTON HOSPITALITY, INC.
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               (Exact name of registrant as specified in charter)


           DELAWARE                   0-15291                  36-3312434
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 (State of other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


2355 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 400, ARLINGTON HEIGHTS, ILLINOIS  60005
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (847) 228-5400
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On August 15, 2002 the Registrant issued a press release announcing results of Board Elections. A copy of the press release is attached hereto as
Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                      99.1 August 15, 2002 Press Release announcing results of Board Elections

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ARLINGTON HOSPITALITY, INC..
                                              ----------------------------
                                                     (Registrant)


Date: August 16, 2002                    By:  /s/ James B. Dale
                                            ------------------------------------
                                              James B. Dale
                                              Senior Vice President and
                                              Chief Financial Officer